UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 14, 2012

THQ INC.
(Exact name of registrant as specified in its charter)

Delaware	0-18813	13-3541686
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

29903 Agoura Road
Agoura Hills,
California	91301
(Address of principal executive offices)	(Zip Code)

(818) 871-5000
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)    Departure of Principal Accounting Officer

Teri Manby, Vice President, Corporate Controller & Chief Accounting Officer of THQ Inc. (the “Company”), resigned her position with the Company on June 14, 2012 and will remain with the Company until July 6, 2012 to transition her duties. Paul Pucino, the Company's Chief Financial Officer, will assume the role of Chief Accounting Officer. Additionally, Rose Cunningham, who has been with the Company seven years and most recently has served as Senior Director of Financial Reporting, has been promoted to Vice President, Corporate Controller of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

THQ INC.

	By:	/s/ Edward L. Kaufman
Date: June 20, 2012		Edward L. Kaufman,
Executive Vice President, Business and Legal Affairs